SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 27, 2007
Date of Report
(Date of earliest event reported)

AUTOZONE, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-10714	62-1482048
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

123 South Front Street
Memphis, Tennessee 38103
(Address of principal executive offices) (Zip Code)

(901) 495-6500
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On February 27, 2007, AutoZone, Inc. (“the Company”) issued a press release announcing its earnings for the fiscal quarter ended February 10, 2007, which is furnished as Exhibit 99.1.

Item 8.01. Other Events.

On February 27, 2007, the Company announced that its Board of Directors has authorized the repurchase of an additional $500 million of the Company’s common stock in connection with its ongoing share repurchase program. A copy of the press release containing the announcement is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

The following exhibit is furnished with this Current Report pursuant to Items 2.02 and 8.01:

(d)    Exhibits

99.1 Press Release dated February 27, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOZONE, INC.
	By:	/s/ William T. Giles William T. Giles Executive Vice President - Chief Financial Officer, Information Technology & Store Development
Dated: February 27, 2007

EXHIBIT INDEX

99.1         Press Release dated February 27, 2007